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                                                                    EXHIBIT 99.5


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, being the Chief Executive Officer of Texas Eastern Products Pipeline Company, LLC, the sole general partner of TEPPCO Partners, L.P. (the "Company"), hereby certifies that, to his knowledge, the Company's Current Report on Form 8-K dated August 12, 2002, filed with the United States Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Current Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated, August 12, 2002




/s/  BARRY R. PEARL
---------------------------

Name:   Barry R. Pearl

Title:  President and Chief Executive Officer